UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2020

Item 1. Report to Stockholders.

TRILLIUM ESG GLOBAL EQUITY FUND

TRILLIUM ESG SMALL/MID CAP FUND

SEMI-ANNUAL REPORT

For the Six Months Ended
December 31, 2020

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Trillium ESG Global Equity Fund and Trillium ESG Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The sectors and/or the industries, as applicable, are determined using the Global Industry Classifications Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the mutual fund relative to the return of the benchmark index is a mutual fund’s alpha.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Earnings growth is not representative of the Funds’ future performance.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Table of Contents

Trillium ESG Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	7

Schedule of Investments	8

Trillium ESG Small/Mid Cap Fund

A Message to Our Shareholders	13

Sector Allocation	17

Schedule of Investments	18

Statements of Assets and Liabilities	22

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	29

Notes to Financial Statements	32

Expense Examples	45

Additional Information	47

Privacy Notice	48

Trillium ESG Global Equity Fund

Dear Shareholders,

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) Institutional Class returned 29.55% on a net of fees basis over the past six months versus the benchmark, the MSCI ACWI NTR (ACWI) which reported a 24.01% return over the same period.  Longer-term, the Fund has generated positive alpha over the past 1, 3, 5, 10 and 20-year periods.  Since the Fund’s inception in 1999, it has delivered annualized returns in excess of 160 bps against the ACWI.

Performance as of	6	1	3	5	10	Since	Inception
December 31, 2020	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	29.39%	24.57%	14.02%	14.48%	9.94%	7.09%	9/30/1999
Institutional (PORIX)	29.55%	24.91%	14.33%	14.78%	10.25%	7.22%	3/30/2007
MSCI ACWI	24.01%	16.25%	10.06%	12.26%	9.13%	5.78%	9/30/1999

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Gross Expense Ratio*
Retail Class	1.30%
Institutional Class	1.03%

*	Gross expense ratio is from the Fund’s prospectus dated October 31, 2020. See the Global Equity Fund’s Financial Highlights in this report for the most current expense ratios.

For the six month period, security selection provided the majority of the positive contribution to performance returns, while currency was also additive to relative returns.

From a sector perspective, positive contribution was realized within nine of the eleven represented economic sectors (the Fund does not invest in the Energy sector).  The Consumer Discretionary and Financial sectors were the largest contributors, while the Materials and Communication Service sectors were detractors.

Geographically, stock selection was also positive across all three major regions:  North America, Western Europe and Asia Pacific.  The Fund’s overweight to Europe was a headwind, but that was more than made up for by security performance in that region.

Performance Leaders:

On a security level, BYD was the largest contributor, up 239% for the period.  The Chinese company is a global leader in both electric vehicle and rechargeable battery manufacturing.  Its stock benefitted from improving investor and regulatory sentiment around EVs and anticipation of the spinoff of its battery division in the near future.

Smaller companies performed well in the period, especially those with Environmental, Social, and Governance (ESG) credentials.  Darling Ingredients was up 134% as investors took notice of the company’s strong results and unique business model.  Darling recycles inedible animal byproducts, used cooking oil, and bakery waste into food, animal feed, and biofuel.

Performance Laggards:

Detractors for the last six months included Gilead Sciences.  The company’s stock declined 23%, giving back gains from a strong, COVID-19 driven first half of the calendar year.  Overall, we still like the company’s core HIV/HCV businesses, recent acquisitions, and combined with the Gilead’s internal innovation, provide multiple growth opportunities.

German tech giant SAP also had a tough time, down 6%.  The stock suffered an over 20% one-day drop after announcing it was pushing growth and margin targets out two years.  We feel the sell-off was overdone and have confidence the new CEO can deliver positive results.

New Positions:

Additions to the Fund included Credicorp, a financial services holding company based in Peru.  BCP, Peru’s oldest and largest bank, is Credicorp’s largest subsidiary and was the first Peruvian bank to become an Equator Principles (EP) signatory in 2013.  In addition to being an EP signatory, BCP is guided by an Environmental Credit Policy and a Social and Environmental Policy for Project Financing.  The bank’s Environmental Credit Policy covers clients in Corporate Banking and Middle Market Banking that need credit in excess of US $10 million for activities in the mining, oil and gas, electricity and fishing sectors.  At Credicorp Capital, the asset management team integrates ESG criteria in the investment analysis. Lastly, Credicorp’s microfinance subsidiaries are respected market share leaders in the micro and small business segments.

The Fund also added Sika, a Swiss specialty chemicals company.  Sika develops, produces and sells systems and products for waterproofing, roofing, bonding, sealing, flooring, reinforcing and protecting in the building sector and motor vehicle industry globally. The company’s products are “designed for long term use, providing more value and causing less impact than comparable alternative products over their life cycle.”  Global trends such as resource saving building materials, energy efficient and low emission construction materials, modular construction and lighter and safer vehicles drive Sika’s research strategy. All new product developments are reviewed against sustainability criteria. The company is working to reduce its dependency on crude oil and is increasingly relying on renewable raw materials such as sugar derivatives, bioethanol derivatives, and natural oils. To manage its direct impacts, Sika has numerous efforts in place including ISO 14001 certification and short term goals across many of its environmental key performance indicators.

Markets:

Following the Great Financial Crisis, stocks experienced a rather sedate march upward for over a decade.  Until this year.  Among many other things, 2020 seemed to compress an entire market cycle into twelve months.  From the first quarter drop through the year-end rally, markets became much more volatile with investors exploring all asset classes in a somewhat frenzied search for returns.  All against the backdrop of the COVID-19 pandemic and its ongoing economic carnage.

The old saying “the stock market is not the economy” has never seemed more true.  There are always many reasons for that divergence but one major factor currently is the massive amount of liquidity injected by Central Banks around the globe.

The year ended with stock markets and home prices near all-time highs, corporate bond yields and mortgage rates near all-time lows.  At the same time, some 27 million adults in the U.S. reported difficulty getting food.  This gap, and its array of possible consequences, remains perhaps the biggest risk to the country and how the disparity is, or is not, reduced, will play a prominent role in its future.

Advocacy:

Recognizing that even top ESG performers have room for improvement, we continue to engage as many companies every year as we are able, to help them strengthen their ESG performance, policies, and practices, and to have a positive impact on our communities and our environment.

The COVID-19 pandemic has brought fresh attention to the topic of paid sick leave.  Many companies, including CVS Health, responded to the pandemic by adopting a temporary benefit of paid sick leave for their employees. While this is commendable, we strong believe it should not be a temporary benefit. Workers need paid sick leave for the well-being of their families and themselves. And it may also benefit companies as some report that bolstering sick leave improves morale and boosts productivity. In November, we filed a shareholder proposal at CVS on this topic and look forward to further engagement with the company which employees approximately 290,000 people.

In the absence of public policy on several critical technology-related issues, Trillium continues to engage portfolio companies. By building off of past successes like persuading Verizon to disclose when and how it complies with government requests for user information, or entrenching user privacy concerns into the governance structure of Apple we hope to continue to build out ways that portfolio companies can be pushed towards more socially positive behaviors.

At Verizon, in October we re-filed our shareholder proposal asking the company to link executive pay to user privacy protections. This proposal received a 31% vote in 2020 and will again appear before shareholders as senior leadership tries to justify its current renumeration package. We also co-filed a proposal in September at Apple, which presses the company on its App Store policies which led it to remove privacy- protecting apps from the store in China. Finally, at Alphabet, we refiled our shareholder proposal in December in which we raise concerns about Alphabet’s whistleblower protections and whether they adequately support the company’s human rights responsibilities.

Thank you for your continued support of the fund.

Sincerely,

Jim Madden	Matthew Patsky	Patrick Wollenberg
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Global Equity Fund

COUNTRY ALLOCATION at December 31, 2020 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$9,242,062	1.2%
Belgium	5,598,459	0.7%
Bermuda	6,252,964	0.8%
Brazil	6,221,245	0.8%
Canada	11,987,925	1.6%
China	11,057,864	1.5%
Colombia	3,992,699	0.5%
Denmark	14,636,513	1.9%
France	41,560,686	5.5%
Germany	20,142,656	2.7%
Hong Kong	11,937,641	1.6%
India	7,515,040	1.0%
Indonesia	3,716,293	0.5%
Ireland	28,995,041	3.8%
Italy	4,226,274	0.6%
Japan	48,409,122	6.4%
Kenya	2,344,952	0.3%
Mexico	3,691,827	0.5%
Netherlands	10,539,328	1.4%
New Zealand	7,382,823	1.0%
Norway	6,819,272	0.9%
Portugal	3,530,020	0.5%
Republic of Korea	7,244,348	1.0%
Singapore	2,977,525	0.4%
Spain	15,549,946	2.1%
Sweden	17,855,482	2.4%
Switzerland	29,547,321	3.9%
Taiwan	14,720,400	2.0%
United Kingdom	25,102,558	3.3%
United States	369,628,427	49.1%
Other Assets in Excess
of Liabilities	969,735	0.1%
	$753,396,448	100.0%

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS: 98.9%

Automobiles & Components: 2.9%
45,000	Aptiv PLC
	(Ireland)	$5,863,050
420,000	BYD Co. Ltd.
	(China)	11,057,864
36,500	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	4,699,596
		21,620,510

Banks: 7.5%
288,160	Amalgamated
	Bank – Class A
	(United States)	3,959,318
12,500,000	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	3,716,293
20,000	Credicorp Ltd.
	(Bermuda)	3,280,400
348,000	DNB ASA (Norway)	6,819,272
7,000,000	Equity Group
	Holdings Ltd.
	(Kenya)	2,344,952
670,000	Grupo Financiero
	Banorte SAB de CV
	(Mexico)	3,691,827
175,000	Hang Seng Bank
	Ltd. (Hong Kong)	3,020,160
104,000	HDFC Bank Ltd. –
	ADR (India)	7,515,040
80,000	KBC Group NV
	(Belgium)	5,598,459
37,000	PNC Financial
	Services Group, Inc.
	(United States)	5,513,000
110,000	Sumitomo Mitsui
	Trust Holdings, Inc.
	(Japan)	3,394,020
19,600	SVB Financial Group
	(United States) (a)	7,601,468
		56,454,209

Capital Goods: 9.9%
150,000	Assa Abloy AB –
	Class B (Sweden)	3,706,802
110,000	Atlas Copco AB –
	Class A (Sweden)	5,653,605
54,000	Daifuku Co Ltd.
	(Japan)	6,682,261
260,000	Epiroc AB – Class A
	(Sweden)	4,725,431
47,000	Ferguson PLC
	(Switzerland)	5,710,528
11,000	Generac
	Holdings, Inc.
	(United States) (a)	2,501,510
60,000	Kingspan Group
	PLC (Ireland)	4,201,597
120,000	Kurita Water
	Industries Ltd.
	(Japan)	4,586,962
71,800	Nidec Corp. (Japan)	9,083,272
100,000	Quanta Services,
	Inc. (United States)	7,202,000
21,000	Rockwell Automation,
	Inc. (United States)	5,267,010
37,000	Siemens AG
	(Germany)	5,329,687
35,000	Trane Technologies
	PLC (Ireland)	5,080,600
45,000	Xylem, Inc.
	(United States)	4,580,550
		74,311,815

Commercial & Professional Services: 2.6%
6,725,925	China Everbright
	International Ltd.
	(Hong Kong)	3,799,310
72,000	Herman Miller, Inc.
	(United States)	2,433,600
170,000	Recruit Holdings
	Co. Ltd. (Japan)	7,140,503
51,000	Waste Management,
	Inc. (United States)	6,014,430
		19,387,843

Consumer Durables & Apparel: 3.3%
33,000	EssilorLuxottica SA
	(France) (a)(c)	5,206,580

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares		Value

Consumer Durables & Apparel (Continued)
7,500	Kering SA (France)	$5,442,971
225,000	Levi Strauss &
	Co. – Class A
	(United States)	4,518,000
70,000	Nike, Inc. – Class B
	(United States)	9,902,900
		25,070,451

Consumer Services: 2.3%
23,000	Bright Horizons
	Family Solutions,
	Inc. (United
	States) (a)	3,978,770
100,000	Greggs PLC
	(United Kingdom)	2,446,967
37,000	Marriott International,
	Inc. – Class A
	(United States)	4,881,040
55,000	Starbucks Corp.
	(United States)	5,883,900
		17,190,677

Diversified Financials: 3.7%
90,000	Bank of New York
	Mellon Corp.
	(United States)	3,819,600
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States)	6,977,300
59,000	Intercontinental
	Exchange, Inc.
	(United States)	6,802,110
23,000	MSCI, Inc.
	(United States)	10,270,190
		27,869,200

Food & Staples Retailing: 1.3%
210,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	3,530,020
209,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	5,896,134
		9,426,154

Food, Beverage & Tobacco: 2.9%
41,000	Danone SA
	(France)	2,698,036
120,000	Darling Ingredients,
	Inc. (United
	States) (a)	6,921,600
45,000	Kerry Group PLC –
	Class A (Ireland)	6,535,914
62,000	McCormick & Co.,
	Inc. (United States)	5,927,200
		22,082,750

Health Care Equipment & Services: 6.3%
28,000	Cochlear Ltd.
	(Australia)	4,085,634
27,000	Coloplast A/S –
	Class B (Denmark)	4,129,080
90,000	CVS Health Corp.
	(United States)	6,147,000
75,000	Edwards Lifesciences
	Corp. (United
	States) (a)	6,842,250
200,000	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	4,749,762
60,000	Henry Schein, Inc.
	(United States) (a)	4,011,600
240,000	Ryman Healthcare
	Ltd. (New Zealand)	2,633,061
5,800	Straumann Holding
	AG (Switzerland)	6,794,243
67,000	Sysmex Corp.
	(Japan)	8,061,884
		47,454,514

Household & Personal Products: 2.4%
117,000	Essity AB – Class B
	(Sweden)	3,769,644
40,000	Kao Corp. (Japan)	3,090,248
18,000	L’Oreal
	(France) (a)(c)	6,867,898
76,000	Unilever PLC
	(United Kingdom)	4,601,854
		18,329,644

Insurance: 2.6%
420,000	AIA Group Ltd.
	(Hong Kong)	5,118,171

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares		Value

Insurance (Continued)
18,000	Allianz SE
	(Germany)	$4,422,087
1,200,000	Aviva PLC
	(United Kingdom)	5,337,650
35,000	The Travelers
	Companies, Inc.
	(United States)	4,912,950
		19,790,858

Materials: 5.5%
44,000	Air Liquide SA
	(France)	7,213,619
88,000	Ball Corp.
	(United States)	8,199,840
55,935	Croda International
	PLC (United
	Kingdom)	5,030,241
33,000	Ecolab, Inc.
	(United States)	7,139,880
550,000	Klabin SA (Brazil)	2,795,620
27,000	Koninklijke DSM
	NV (Netherlands)	4,643,194
62,000	Novozymes A/S –
	Class B (Denmark)	3,531,516
12,000	Sika AG
	(Switzerland)	3,271,119
		41,825,029

Media & Entertainment: 2.3%
10,000	Alphabet, Inc. –
	Class A (United
	States) (a)	17,526,400

Pharmaceuticals, Biotechnology &
Life Sciences: 6.9%
23,600	CSL Ltd. (Australia)	5,156,428
80,000	Dechra
	Pharmaceuticals
	PLC (United
	Kingdom)	3,767,744
87,000	Gilead Sciences, Inc.
	(United States)	5,068,620
17,000	Illumina, Inc.
	(United States) (a)	6,290,000
78,500	Merck & Co., Inc.
	(United States)	6,421,300
30,000	Merck KGaA
	(Germany)	5,145,403
100,000	Novo-Nordisk A/S –
	Class B (Denmark)	6,975,917
22,600	Roche Holdings AG
	(Switzerland)	7,871,548
20,300	Waters Corp.
	(United States) (a)	5,022,626
		51,719,586

Real Estate: 2.5%
16,000	American Tower
	Corp. – REIT
	(United States)	3,591,360
1,200,000	Capitaland Ltd.
	(Singapore)	2,977,525
120,000	Daiwa House
	Industry Co. Ltd.
	(Japan)	3,567,925
29,000	Jones Lang LaSalle,
	Inc. (United States)	4,302,730
56,000	Unibail-Rodamco-
	Westfield – REIT
	(France)	4,361,526
		18,801,066

Retailing: 3.9%
160,000	Industria de Diseno
	Textil SA (Spain)	5,078,343
44,000	Target Corp.
	(United States)	7,767,320
120,000	The TJX Companies,
	Inc. (United States)	8,194,800
30,000	Tractor Supply Co.
	(United States)	4,217,400
190,000	WH Smith PLC
	(United Kingdom)	3,918,102
		29,175,965

Semiconductors & Semiconductor
Equipment: 4.8%
75,000	Applied Materials,
	Inc. (United States)	6,472,500
17,500	NVIDIA Corp.
	(United States)	9,138,500

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares		Value

Semiconductors & Semiconductor
Equipment (Continued)
135,000	Taiwan
	Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	$14,720,400
38,000	Texas Instruments,
	Inc. (United States)	6,236,940
		36,568,340

Software & Services: 10.9%
28,000	Accenture PLC –
	Class A (Ireland)	7,313,880
20,500	Adobe Systems, Inc.
	(United States) (a)	10,252,460
44,300	Amadeus IT Holding
	SA (Spain)	3,270,085
25,000	Dassault Systemes
	SE (France)	5,070,460
17,000	Intuit, Inc.
	(United States)	6,457,450
102,500	Microsoft Corp.
	(United States)	22,798,050
51,500	PayPal Holdings, Inc.
	(United States) (a)	12,061,300
40,500	SAP SE (Germany)	5,245,479
43,800	Visa, Inc. – Class A
	(United States)	9,580,374
		82,049,538

Technology Hardware & Equipment: 6.5%
218,000	Apple, Inc.
	(United States)	28,926,420
133,000	Cisco Systems, Inc.
	(United States)	5,951,750
30,000	IPG Photonics Corp.
	(United States) (a)	6,713,700
12,500	Samsung SDI Co Ltd.
	(Republic of Korea)	7,244,348
		48,836,218

Telecommunication Services: 1.7%
110,000	BCE, Inc. (Canada)	4,703,669
134,000	Verizon
	Communications,
	Inc. (United States)	7,872,500
		12,576,169

Transportation: 3.1%
21,000	Canadian Pacific
	Railway Ltd.
	(Canada)	7,284,256
42,000	East Japan Railway
	Co. (Japan)	2,802,047
26,000	Kuehne + Nagel
	International AG
	(Switzerland)	5,899,883
46,000	United Parcel
	Service, Inc. –
	Class B
	(United States)	7,746,400
		23,732,586

Utilities: 3.1%
32,000	American Water
	Works Co., Inc.
	(United States)	4,911,040
3,800,000	China Water Affairs
	Group Ltd.
	(Bermuda)	2,972,564
260,000	EDP Renovaveis
	SA (Spain)	7,201,518
530,000	Interconexion
	Electrica SA ESP
	(Colombia)	3,992,699
550,000	Terna Rete Elettrica
	Nazionale SpA
	(Italy)	4,226,274
		23,304,095

TOTAL COMMON STOCKS
(Cost $393,163,791)		745,103,617

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares		Value
PREFERRED STOCKS: 0.5%

Banks: 0.5%
562,500	Itau Unibanco
	Holding SA –
	ADR (Brazil) (d)	$3,425,625
TOTAL PREFERRED STOCKS
(Cost $2,994,835)		3,425,625

SHORT-TERM INVESTMENTS: 0.5%

Money Market Funds: 0.5%
3,897,471	Invesco –
	Government &
	Agency Portfolio –
	Institutional Class,
	0.030% (United
	States) (b)	3,897,471

TOTAL SHORT-TERM
INVESTMENTS
(Cost $3,897,471)		3,897,471

TOTAL INVESTMENTS
IN SECURITIES: 99.9%
(Cost $400,056,097)		752,426,713
Other Assets in Excess
of Liabilities: 0.1%		969,735
TOTAL NET ASSETS: 100.0%		$753,396,448

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of December 31, 2020.
(c)	There is currently no rate available.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

Dear Shareholders,

The Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) gained 32.04% in the last six months of calendar 2020 on a net-of-fees basis, versus the S&P 1000® Index benchmark which returned 31.80%. For many, 2020 is a year we will never forget, no matter how hard we try.  Throughout the year, we had noted the simmering issues thrown into sharp relief: racial injustice, wealth and income inequality, climate change, and the frayed social safety net.  From that perspective, little has changed early in 2021; and yet the transition of the government brings hope of policies to begin to address, or at least stop worsening, these issues.  Our belief in the importance of ESG is unabated, as we are convinced more than ever of the importance of integrating beyond-financial environmental, social and governance concerns into our investment decisions.  We are sticking with our core, growth-tilted investment style, which has served us well throughout market cycles.

Performance as of	6	1	3	5	Since Inception
December 31, 2020	Months	Year	Year	Year	August 31, 2015
Institutional (TSMDX)	32.04%	15.93%	8.02%	11.41%	9.78%
S&P 1000® Index	31.80%	12.98%	8.24%	12.37%	11.45%

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 209-1962.

Expense Ratio*
Gross	1.93%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2020. See the SMID Fund’s Financial Highlights in this report for the most current expense ratios. The Adviser has contractually agreed to waive certain fees through October 31, 2021. The net expense ratio is applicable to investors.

Throughout the back half of 2020, the stock market continued to rally strongly, firmly erasing signs of the recession and bear market that was feared earlier in the year, even as lived economic conditions on the ground remained strained for many American families struggling during the pandemic.  There are multiple theories attempting to explain how divorced “Wall Street and Main Street” are at the moment, as stocks have surged while small businesses shutter and families suffer.  With interest rates low and other asset classes’ unattractive, personal, professional and institutional investors have continued to choose equities, contributing to the volatile run-up in equity values and valuations.  While what comes next will hopefully include the successful roll out of the vaccine and eventual full reopening of the economy, the months between now and normalcy seem to promise uncertainty.

Relative to the S&P 1000, the contribution from sector weighting was neutral.  Our overweight to Information Technology and underweights to Energy and Real Estate were additive.  This positioning was mostly offset by our underweight to Consumer Discretionary, which saw a strong snap back as vaccines were approved and re-opening came into focus, and our overweight to more defensive sectors such as Healthcare and Utilities, which did not fare as well in the risk-on market environment.  Overall, we saw positive impact from stock selection in the second half of calendar of calendar 2020.  The strongest selection was in Financials and Information Technology. On the downside, stock selection in Consumer Discretionary and Materials was weakest.

Performance Leaders:

Quanta Services (+84%), a provider of infrastructure solutions, is seeing solid demand and improved backlog for its services as electric utilities replace aging infrastructure, and execute on grid hardening projects.  Additionally, the company is seeing incremental opportunities driven by renewable power generation associated with onshore and offshore wind and solar developments. In June, the company  announced that LUMA Energy, a joint venture between Quanta and Canadian Utilities, was selected for a 15 year agreement with the Puerto Rico Electric Power Authority (PREPA) to operate, maintain and modernize PREPA’s more than 18,000 mile electric transmission distribution system and green power grid.  Quanta’s expected portion of the award represents their largest cumulative contract ever.

First Solar (+100%), a solar PV manufacturer, performed strongly into the election period, along with most renewable energy stocks in the portfolio and globally, with growing expectations that the new U.S. administration will make significant strides to combat climate change.

Performance Laggards:

Blackbaud, Inc. (1%), a provider of cloud-based and on premise software solutions and services for the global philanthropic community, was under pressure over the past six months, as revenue growth remains sluggish against the weak economic backdrop. Visibility remains mixed, but overall we still believe that the greater use of technology by the non-profit sector remains a strong and lasting secular trend and one Blackbaud is well positioned to benefit from. Risk versus reward also is favorable given the valuation discount for this name relative to peers and estimates for long term growth.

BJ’s Wholesale (flat), a warehouse club operator, did not keep pace as the market focused on vaccines and getting to the other side of the pandemic. Consumer

“recovery” plays rallied hard throughout the space while beneficiaries from closures of non-essential stores and consumers staying in and eating at home more during lockdowns, such as BJs, were viewed less favorably.  The company will face tougher comps coming out of COVID-19, but should be able to realize continued success after COVID-19 by continuing to expand its member base, improve customer access, optimize assortment, and grow its geographic foot print.

New Positions

In November and December, U.S. stocks reacted dramatically to both outcome of the election as well as strong vaccine results and approvals.  While the earlier months in calendar year 2020 had hints of a rotation from the years-long dominance of growth stocks, this theme continued in the fourth quarter as value outperformed growth and smaller caps outpaced larger caps.  Our challenge as investors is to navigate the still-straining lived conditions of many and the fiscal and monetary forces supporting equity markets and the expectation of better economic growth to come.

With this in mind, we have been tilting the portfolio modestly towards a post-pandemic economy, adding to cyclicality where we can, and moving down market cap where appropriate, while not meaningfully adding to the overall risk of the portfolio.  We continued to trim some of our winners, due to growing market caps and extended valuations (or a combination of both): names include West Pharmaceutical, Paycom, Zendesk, Tractor Supply, Tetra Tech and Xylem.  We redeployed these funds into current holdings that we viewed as higher quality ‘recovery’ plays. These include  off-price retailer, Burlington Stores, which we expected to be a beneficiary of the return of foot traffic to stores; medication management technology provider Omnicell , which was pressured by concerns that overwhelmed hospitals and healthcare customers would need to reduce capital expenditures due to financial pressures; and real estate management company Jones Lang LaSalle, whose leasing and management services should be in higher demand as the economy opens up.  We also added to rail equipment company Wabtec to gain more cyclical exposure and Cree, a semiconductor company specializing in silicon carbide (SiC) wafers, which are utilized to make components for electric vehicles, solar inverters, and power modules used in industrial applications

We exited Ansys software, as its growing market cap was no longer appropriate for a SMID portfolio and we have software exposure through other holdings in the portfolio. Similarly, we exited First Republic bank given it has well outperformed its regional bank peers and was reaching large cap territory to redeploy it in smaller cap Sterling Bank, that had been pressured by COVID-19 related economic turmoil.  Sterling specializes in the delivery of banking services and solutions to consumers and small to medium sized firms, with branch locations centered on the NYC metro area extending into Long Island & Hudson Bay.  Last, we exited long term holding Interfaceas we are more cautious about its future prospects in the commercial office space  and exited traditional gas utility One Gas, to increase our exposure to geothermal player Ormat Technologies, which we believe has brighter growth prospects.

We added some new positions including Trex, a high performance wood-alternative decking company and Nanostring, a biotechnology company.  Trex’s outdoor living products offer a wide range of style options with fewer ongoing maintenance requirements than wood, as well as being an environmentally responsible choice. This Company is expected to benefit from the strength in home projects related to more time at home given COVID-19 restrictions and lower for longer interest rates.  NanoString is a small cap life science company that sells equipment and accompanying consumables centered on its proprietary “BarCode” identification technology, which is used to profile molecular entities (such as protein, DNA, and RNA) present in tissue samples. The technology is largely applied to profiling tumor tissue and is used for both research and commercial purposes. We believe the company is a long-term secular growth play, as it is deeply tied to a number of important trends in healthcare.

Advocacy:

One of the portfolio companies with very high CEO to worker pay ratio is Burlington. Burlington is a part of what AFL-CIO refers to as the 1000 club – companies that pay their CEOs more than 1000 times what they pay workers. Burlington reports that they pay their average worker $11,500 per year. This is even more concerning when one considers that Burlington reports that 75% of associates self-identify as female and 71% self-identify as a racial or ethnic minority In an effort to draw greater attention to this situation, we filed a shareholder proposal at the company this fall on CEO Compensation, requesting that the Executive Compensation Committee of the Board of Directors take into consideration the pay grades and/or salary ranges of all classifications of Company employees when setting target amounts for CEO compensation.

We are planning a more rigorous evaluation of individual portfolio company approaches and commitment to diversity, equity, and inclusion efforts. Through the fall, we filed shareholder proposals addressing the diversity of their workforce, executive team, or board at IPG Photonics, PayCom, First Solar, and BJ’s Wholesale.

Thank you for your continued support of the fund.

Sincerely,

Laura McGonagle	Mitali Prasad	Elizabeth Levy
Portfolio Manager	Portfolio Manager	Portfolio Manager

Trillium ESG Small/Mid Cap Fund

SECTOR ALLOCATION at December 31, 2020 (Unaudited)

Sector	Percent of Net Assets

Information Technology	18.6%
Industrials	17.8%
Consumer Discretionary	15.0%
Financials	14.1%
Health Care	10.7%
Real Estate	7.6%
Materials	5.0%
Consumer Staples	4.6%
Utilities	3.7%
Communication Services	2.4%
Cash & Equivalents(a)	0.5%
Total	100.0%

(a)	Represents cash, short-term securities and other assets in excess of liabilities.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS: 99.5%

Automobiles & Components: 1.0%
5,077	BorgWarner, Inc.	$196,175

Banks: 7.5%
7,778	East West
	Bancorp, Inc.	394,421
11,830	Sterling Bancorp/DE	212,703
1,013	SVB Financial
	Group (a)	392,872
15,827	Umpqua
	Holdings Corp.	239,621
5,130	Webster
	Financial Corp.	216,230
		1,455,847

Capital Goods: 12.1%
3,299	AO Smith Corp.	180,851
5,216	Hexcel Corp.	252,924
2,645	Lincoln Electric
	Holdings, Inc.	307,481
2,342	Middleby Corp. (a)	301,931
5,429	Quanta Services, Inc.	390,997
1,890	Trex Co, Inc. (a)	158,231
6,468	Wabtec Corp.	473,457
2,848	Xylem, Inc.	289,898
		2,355,770

Commercial & Professional Services: 3.7%
1,602	ManpowerGroup, Inc.	144,468
1,374	MSA Safety, Inc.	205,262
3,132	Tetra Tech, Inc.	362,623
		712,353

Consumer Durables & Apparel: 5.0%
1,655	Carter’s, Inc.	155,686
1,525	Deckers Outdoor
	Corp. (a)	437,339
13,207	Hanesbrands, Inc.	192,558
2,245	Meritage Homes
	Corp. (a)	185,931
		971,514

Consumer Services: 2.9%
4,990	BJ’s Restaurants,
	Inc. (a)	192,065
1,475	Bright Horizons
	Family Solutions,
	Inc. (a)	255,160
5,032	WW International,
	Inc. (a)	122,781
		570,006

Diversified Financials: 2.8%
3,352	LPL Financial
	Holdings, Inc.	349,346
3,977	Stifel Financial
	Corp.	200,679
		550,025

Food & Staples Retailing: 1.9%
7,320	BJ’s Wholesale Club
	Holdings, Inc. (a)	272,889
6,331	United Natural
	Foods, Inc. (a)	101,106
		373,995

Food, Beverage & Tobacco: 1.5%
3,744	Lamb Weston
	Holdings, Inc.	294,803

Health Care Equipment & Services: 8.1%
1,868	LHC Group, Inc. (a)	398,482
5,415	Omnicell, Inc. (a)	649,908
1,459	Penumbra, Inc. (a)	255,325
950	West Pharmaceutical
	Services, Inc.	269,145
		1,572,860

Household & Personal Products: 1.2%
2,677	Church & Dwight
	Co., Inc.	233,515

Insurance: 3.8%
2,816	Hanover Insurance
	Group, Inc.	329,247
3,360	Horace Mann
	Educators Corp.	141,254
2,224	Reinsurance Group
	America, Inc.	257,762
		728,263

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares		Value

Materials: 5.0%
4,120	Ingevity Corp. (a)	$312,008
1,231	International Flavors
	& Fragrances, Inc.	133,982
3,781	Minerals
	Technologies, Inc.	234,876
4,865	Sonoco Products Co.	288,251
		969,117

Media & Entertainment: 2.4%
8,886	New York Times
	Co. – Class A	460,028

Pharmaceuticals, Biotechnology &
Life Sciences: 2.6%
2,310	NanoString
	Technologies,
	Inc. (a)	154,493
5,236	Syneos Health,
	Inc. (a)	356,728
		511,221

Real Estate: 7.6%
8,339	Acadia Realty
	Trust – REIT	118,330
2,248	Camden Property
	Trust – REIT	224,620
2,276	CoreSite Realty
	Corp. -REIT	285,138
1,976	EastGroup Properties,
	Inc. – REIT	272,807
7,566	Host Hotels &
	Resorts, Inc. – REIT	110,691
1,966	Jones Lang
	LaSalle, Inc.	291,695
4,362	LTC Properties,
	Inc. – REIT	169,725
		1,473,006

Retailing: 6.0%
1,998	Burlington
	Stores, Inc. (a)	522,578
7,631	LKQ Corp. (a)	268,916
2,666	Tractor Supply Co.	374,786
		1,166,280

Semiconductors & Semiconductor
Equipment: 5.9%
5,977	Cree, Inc. (a)	632,965
2,594	First Solar, Inc. (a)	256,598
2,849	Maxim Integrated
	Products, Inc.	252,564
		1,142,127

Software & Services: 6.5%
4,153	Blackbaud, Inc.	239,047
441	Paycom Software,
	Inc. (a)	199,442
2,495	Proofpoint, Inc. (a)	340,343
3,363	Zendesk, Inc. (a)	481,312
		1,260,144

Technology Hardware & Equipment: 6.3%
2,041	IPG Photonics
	Corp. (a)	456,755
2,340	Rogers Corp. (a)	363,379
5,869	Trimble, Inc. (a)	391,873
		1,212,007

Transportation: 2.0%
2,853	JB Hunt Transport
	Services, Inc.	389,862

Utilities: 3.7%
4,337	Avista Corp.	174,087
3,699	Essential
	Utilities, Inc.	174,926
3,992	Ormat
	Technologies, Inc.	360,398
		709,411

TOTAL COMMON STOCKS
(Cost $15,703,039)		19,308,329

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares		Value

SHORT-TERM INVESTMENTS: 0.4%

Money Market Funds: 0.4%
83,094	Invesco-Government
	& Agency Portfolio –
	Institutional Class,
	0.300% (b)	$83,094

TOTAL SHORT-TERM
INVESTMENTS
(Cost $83,094)		83,094

TOTAL INVESTMENTS
IN SECURITIES: 99.9%
(Cost $15,786,133)		19,391,423
Other Assets in Excess
of Liabilities: 0.1%		14,246
TOTAL NET ASSETS: 100.0%		$19,405,669

(a)	Non-income producing security.
(b)	Annualized seven-day effective yield as of December 31, 2020.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2020 (Unaudited)

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
ASSETS
Investments in securities, at value
(cost $400,056,097 and $15,786,133)	$752,426,713	$19,391,423
Cash	18,550	—
Foreign currency, at value
(cost $16,761 and $—)	17,214	—
Receivables:
Dividends and interest	1,464,421	8,828
Fund shares sold	1,077,172	62,101
Securities lending income, net	176	—
Prepaid expenses	12,936	7,896
Total assets	755,017,182	19,470,248

LIABILITIES
Payables:
Fund shares redeemed	914,125	—
Investment advisory fees, net	507,751	2,269
Administration fees	43,996	7,005
Custody fees	20,292	997
Fund accounting fees	17,247	4,847
Audit fees	37,302	33,241
Distribution fees	35,967	—
Transfer agent fees	35,850	5,908
Chief Compliance Officer fees	1,935	1,935
Trustee fees	6,121	3,756
Other accrued expenses	148	4,621
Total liabilities	1,620,734	64,579
NET ASSETS	$753,396,448	$19,405,669

COMPONENTS OF NET ASSETS
Paid-in capital	$397,548,669	$16,533,177
Total distributable (accumulated)
earnings (losses)	355,847,779	2,872,492
Net assets	$753,396,448	$19,405,669

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2020 (Unaudited), Continued

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
Retail Class
Net assets	$267,525,747	$—
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	4,579,958	—
Net asset value, offering price,
and redemption price per share	$58.41	$—
Institutional Class
Net assets	$485,870,701	$19,405,669
Shares of beneficial interest issued
and outstanding (unlimited number of
shares authorized without par value)	8,363,408	1,336,488
Net asset value, offering price,
and redemption price per share	$58.09	$14.52

(b)	Retail shares are not offered as of December 31, 2020.

The accompanying notes are an integral part of these financial statements.

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Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the six months ended December 31, 2020 (Unaudited)

	Trillium	Trillium
	ESG Global	ESG Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividend income (net of foreign withholding
tax and issuance fees of $284,731 and $000)	$4,359,570	$78,355
Interest	596	31
Income from securities lending, net	7,759	—
Total investment income	4,367,925	78,386

EXPENSES
Investment advisory fees	2,837,348	61,290
Distribution fees – Retail Class	288,365	—
Administration fees	161,349	22,832
Transfer agent fees	92,514	13,352
Custody fees	89,358	3,294
Fund accounting fees	66,773	16,165
Sub-transfer agent fees	61,337	—
Registration fees	24,994	14,488
Miscellaneous expenses	23,732	5,533
Reports to shareholders	18,394	1,195
Audit fees	12,502	11,141
Trustees fees	12,718	7,808
Chief Compliance Officer fees	5,713	5,713
Legal fees	3,668	3,476
Insurance expenses	2,010	1,364
Interest Expense	—	4
Total expenses	3,700,775	167,655
Less: fees waived and expenses absorbed	—	(87,570)
Net expenses	3,700,775	80,085
Net investment income (loss)	667,150	(1,699)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
and foreign currency transactions	12,693,312	647,749
Net change in unrealized
appreciation/depreciation on:
Investments	158,342,571	3,975,448
Translation of other assets and
liabilities in foreign currency	79,159	—
Net realized and unrealized gain (loss) on
investments and foreign currency transactions	171,115,042	4,623,197
Net increase (decrease) in net assets
resulting from operations	$171,782,192	$4,621,498

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2020	Year Ended
	(Unaudited)	June 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$667,150	$2,162,867
Net realized gain (loss) on investments
and foreign currency transactions	12,693,312	11,717,825
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	158,421,730	14,308,344
Net increase (decrease) in net assets
resulting from operations	171,782,192	28,189,036

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders –
Retail Class	(5,011,595)	(5,575,739)
Net distributions to shareholders –
Institutional Class	(10,016,263)	(9,240,022)
Total distributions to shareholders	(15,027,858)	(14,815,761)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares – Retail Class[1]	(8,106,125)	(25,979,093)
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class[2]	26,290,724	31,805,748
Total increase (decrease) in net assets
from capital share transactions	18,184,599	5,826,655
Total increase (decrease) in net assets	174,938,933	19,199,930

NET ASSETS
Beginning of period/year	578,457,515	559,257,585
End of period/year	$753,396,448	$578,457,515

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2020		Year Ended
	(Unaudited)		June 30, 2020
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	235,949	$12,299,859	491,723	$22,055,092
Shares issued in
reinvestment
of distributions	84,141	4,847,352	113,133	5,386,241
Shares redeemed	(476,009)	(25,253,336)	(1,210,234)	(53,420,426)
Net increase (decrease)	(155,919)	$(8,106,125)	(605,378)	$(25,979,093)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2020		Year Ended
	(Unaudited)		June 30, 2020
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	1,124,624	$59,298,078	2,272,542	$99,507,938
Shares issued in
reinvestment
of distributions	147,312	8,439,499	160,865	7,613,722
Shares redeemed	(783,330)	(41,446,853)	(1,729,397)	(75,315,912)
Net increase (decrease)	488,606	$26,290,724	704,010	$31,805,748

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2020	Year Ended
	(Unaudited)	June 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,699)	$62,368
Net realized gain (loss) on investments	647,749	(1,261,093)
Net change in unrealized
appreciation/depreciation on investments	3,975,448	(1,468,759)
Net increase (decrease) in net assets
resulting from operations	4,621,498	(2,667,484)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(23,636)	(813,068)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares –
Institutional Class[1]	786,686	(2,411,503)
Total increase (decrease) in net assets
from capital share transactions	786,686	(2,411,503)
Total increase (decrease) in net assets	5,384,548	(5,892,055)

NET ASSETS
Beginning of period/year	14,021,121	19,913,176
End of period/year	$19,405,669	$14,021,121

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2020		Year Ended
	(Unaudited)		June 30, 2020
	Shares	Amount	Shares	Amount
Shares sold	180,137	$2,246,714	461,488	$5,290,217
Shares issued in
reinvestment
of distributions	1,424	20,373	60,662	764,344
Shares redeemed[2]	(119,118)	(1,480,401)	(859,024)	(8,466,064)
Net increase (decrease)	62,443	$786,686	(336,874)	$(2,411,503)

[2]	Net of redemption fees of $81 and $18,618, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class

	Six Months
	Ended
	December 31,
	2020	Year Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value,
beginning of period/year	$45.99	$44.81	$43.21	$39.44	$35.06	$37.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.01	0.10	0.23	0.30	0.27	0.22
Net realized and unrealized
gain (loss) on investments	13.49	2.19	3.09	4.52	5.71	(0.23)
Total from investment
operations	13.50	2.29	3.32	4.82	5.98	(0.01)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.07)	(0.24)	(0.25)	(0.17)	(0.27)	(0.16)
Distributions from
net realized gain	(1.01)	(0.87)	(1.47)	(0.88)	(1.33)	(1.88)
Total distributions	(1.08)	(1.11)	(1.72)	(1.05)	(1.60)	(2.04)
Net asset value,
end of period/year	$58.41	$45.99	$44.81	$43.21	$39.44	$35.06
Total return	29.39%[2]	5.02%	8.52%	12.28%	17.73%	0.11%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$267.5	$217.8	$239.3	$242.4	$235.9	$256.1
Portfolio turnover rate[4]	5%[2]	11%	16%	12%	19%	23%

SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets	1.29%[3]	1.30%	1.33%	1.34%	1.33%	1.33%
Ratio of net investment income
(loss) to average net assets	0.02%[3]	0.22%	0.55%	0.70%	0.73%	0.63%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended
	December 31,
	2020	Year Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value,
beginning of period/year	$45.80	$44.61	$43.05	$39.34	$34.97	$37.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[1]	0.08	0.22	0.37	0.43	0.36	0.32
Net realized and unrealized
gain (loss) on investments	13.43	2.20	3.03	4.50	5.70	(0.25)
Total from investment
operations	13.51	2.42	3.40	4.93	6.06	0.07

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.21)	(0.36)	(0.37)	(0.34)	(0.36)	(0.27)
Distributions from
net realized gain	(1.01)	(0.87)	(1.47)	(0.88)	(1.33)	(1.88)
Total distributions	(1.22)	(1.23)	(1.84)	(1.22)	(1.69)	(2.15)
Net asset value,
end of period/year	$58.09	$45.80	$44.61	$43.05	$39.34	$34.97
Total return	29.55%[2]	5.34%	8.81%	12.59%	18.04%	0.34%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (000’s omitted)	$485.9	$360.6	$319.9	$261.9	$224.5	$172.7
Portfolio turnover rate	5%[2]	11%	16%	12%	19%	23%

SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets	1.00%[3]	1.03%	1.05%	1.07%	1.08%	1.08%
Ratio of net investment income
(loss) to average net assets	0.30%[3]	0.49%	0.87%	1.00%	0.97%	0.91%

[1]	Calculated using the average shares outstanding method.
[2]	Not annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium ESG Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended
	December 31,					Period Ended
	2020	Year Ended June 30,				June 30,
	(Unaudited)	2020	2019	2018	2017	2016[1]
Net asset value,
beginning of period/year	$11.01	$12.36	$12.97	$11.46	$9.74	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment
income (loss)[2]	—	0.04	0.05	(0.00)[3]	0.00 [3]	0.01
Net realized and unrealized
gain (loss) on investments	3.53	(0.90)	(0.13)	1.73	1.89	(0.27)
Total from investment
operations	3.53	(0.86)	(0.08)	1.73	1.89	(0.26)

LESS DISTRIBUTIONS:
Distributions from net
investment income	(0.02)	(0.05)	(0.02)	—	(0.01)	—
Distributions from
net realized gain	—	(0.45)	(0.51)	(0.22)	(0.16)	—
Total distributions	(0.02)	(0.50)	(0.53)	(0.22)	(0.17)	—
Proceeds from
redemption fees	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value,
end of period/year	$14.52	$11.01	$12.36	$12.97	$11.46	$9.74
Total return	32.04%[4]	(7.34)%	0.32%	15.14%	19.48%	(2.60)%[4]

SUPPLEMENTAL DATA:
Net assets, end of period/year
(000’s omitted)	$19.4	$14.0	$19.9	$17.0	$8.4	$3.5
Portfolio turnover rate	12%[4]	34%	27%	19%	27%	11%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	2.05%[5]	1.93%	1.85%	2.19%	4.53%	11.08%[5]
After fees waived/recouped
and expenses absorbed	0.98%[5]	0.98%	0.98%	0.98%	0.98%	0.98%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(1.09)%[5]	(0.61)%	(0.47)%	(1.21)%	(3.59)%	(9.99)%[5]
After fees waived/recouped
and expenses absorbed	(0.02)%[5]	0.34%	0.40%	0.00%[6]	(0.04)%	0.11%[5]

[1]	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.
[6]	Does not round to 0.01% or (0.01)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The Trillium ESG Global Equity Fund (the “Fund” or “Global Equity Fund”) and Trillium ESG Small/Mid Cap Fund (the “Fund” or “SMID Fund”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

The Global Equity Fund and the SMID Fund have Retail Class and Institutional Class shares (Retail Class shares are not currently offered for SMID Fund). Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundation, and corporations. Each class of shares has equal rights as to earnings and assets except that the Retail Class bears Distribution fees. Global Equity Fund Retail Class also bears Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Global Equity Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICE Data Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Global Equity Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Global Equity Fund’s securities traded on those foreign exchanges. The Global Equity Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Global Equity Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020:

Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$5,863,050	$15,757,460	$—	$21,620,510
Banks	31,561,053	24,893,156	—	56,454,209
Capital Goods	24,631,670	49,680,145	—	74,311,815
Commercial & Professional Services	8,448,030	10,939,813	—	19,387,843
Consumer Durables & Apparel	19,627,480	5,442,971	—	25,070,451
Consumer Services	14,743,710	2,446,967	—	17,190,677
Diversified Financials	27,869,200	—	—	27,869,200
Food & Staples Retailing	—	9,426,154	—	9,426,154
Food, Beverage & Tobacco	12,848,800	9,233,950	—	22,082,750
Health Care Equipment
& Services	17,000,850	30,453,664	—	47,454,514
Household & Personal Products	4,601,854	13,727,790	—	18,329,644
Insurance	4,912,950	14,877,908	—	19,790,858
Materials	15,339,720	26,485,309	—	41,825,029
Media & Entertainment	17,526,400	—	—	17,526,400
Pharmaceuticals, Biotechnology
& Life Sciences	22,802,546	28,917,040	—	51,719,586
Real Estate	7,894,090	10,906,976	—	18,801,066
Retailing	20,179,520	8,996,445	—	29,175,965
Semiconductors &
Semiconductor Equipment	36,568,340	—	—	36,568,340
Software & Services	68,463,514	13,586,024	—	82,049,538
Technology Hardware
& Equipment	41,591,870	7,244,348	—	48,836,218
Telecommunication Services	12,576,169	—	—	12,576,169
Transportation	15,030,656	8,701,930	—	23,732,586
Utilities	4,911,040	18,393,055	—	23,304,095
Total Common Stocks	434,992,512	310,111,105	—	745,103,617
Preferred Stocks
Banks	3,425,625	—	—	3,425,625
Total Preferred Stocks	3,425,625	—	—	3,425,625
Short-Term Investments	3,897,471	—	—	3,897,471
Total Investments in Securities	$442,315,608	$310,111,105	$—	$752,426,713

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

SMID Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$19,308,329	$—	$—	$19,308,329
Short-Term Investments	83,094	—	—	83,094
Total Investments in Securities	$19,391,423	$—	$—	$19,391,423

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of fiscal year end June 30, 2020, there were no post-October losses for the Global Equity Fund. The SMID Fund had a post-October loss of $1,030,152.

As of the most recent fiscal year end June 30, 2020, there were no capital loss carryovers for the Funds.

As of December 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of December 31, 2020, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities, which are determined in accordance with income tax regulations, normally are declared and paid on an annual basis. Distributions are recorded on the ex- dividend date.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved liquidity risk management program (the “program”) that requires, among other things, that the Funds limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Trillium Asset Management, LLC (“Trillium” or the “Adviser”) determines that the value of illiquid investments held by a Fund exceeds 15% of the Fund’s net asset value, the Adviser will report the occurrence to the Trust as soon as practicable after the occurrence is observed, but no less than within one business day of verification of the occurrence. The information provided on any such report shall include an explanation of the extent and causes

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

of the occurrence, the duration of the occurrence, and how the Adviser intends to bring the Fund’s illiquid investments back within the 15% limit within a reasonable period of time. The Adviser shall notify the Trust if the amount of a Fund’s illiquid investments that are assets remain above the 15% limit 30 calendar days from the initial occurrence (and at each consecutive 30 day period thereafter).

J.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds' financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.85% and 0.75% based upon the average daily net assets of the Global Equity Fund and the SMID Fund, respectively. The investment advisory fees incurred by the Funds for the six months ended December 31, 2020, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional Class. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board’s review and approval. The amount of fees waived and expenses absorbed by the Adviser during the six

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

months ended December 31, 2020, is disclosed in the Statements of Operations. Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of December 31, 2020, the remaining cumulative amount the Adviser may be reimbursed is $502,900, as shown in the following table. The Adviser may recapture a portion of the above no later than the dates as stated.

Date of Expiration	Amount
June 30, 2021	$82,469
June 30, 2022	159,097
June 30, 2023	173,764
December 31, 2024	87,570
Total	$502,900

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant, and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended December 31, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail Class shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the six months ended December 31, 2020, are disclosed in the Statements of Operations.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to the Retail Class. All Arrangements must be approved by the Board. The transfer agent fees and sub-transfer agent fees incurred by the Funds for the six months ended December 31, 2020, are disclosed in the Statements of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

NOTE 4 – SECURITIES LENDING

The Global Equity Fund may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Global Equity Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Global Equity Fund continues to receive interest payments or dividends on the securities loaned during the borrowing year. Global Equity Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

For Global Equity Fund, loaned securities are collateralized by cash equivalents. The cash collateral is invested by U.S. Bank N.A. in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Global Equity Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Global Equity Fund is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2020, there were no securities on loan.

Due to the absence of a master netting agreement related to the Fund’s participation in securities lending and repurchase agreements, no additional offsetting disclosures have been made on behalf of the Fund for the total borrowings listed above.

Global Equity Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Global Equity Fund on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statements of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2020, the cost of purchases and the proceeds from the sale and maturity of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$33,840,413	$31,867,439
SMID Fund	2,706,889	1,940,802

There were no purchases, sales or maturities of long-term U.S. Government securities during the six months ended December 31, 2020.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2020, and the year ended June 30, 2020, was as follows:

	Ordinary Income
	December 31, 2020	June 30, 2020
Global Equity Fund	$2,044,953	$3,947,956
SMID Fund	23,636	115,158

	Long-Term Capital Gains
	December 31, 2020	June 30, 2020
Global Equity Fund	$12,982,905	$10,867,805
SMID Fund	—	697,910

As of the most recent fiscal year end June 30, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Global Equity Fund

Tax cost of Investments	$384,606,432
Unrealized appreciation	219,054,565
Unrealized depreciation	(25,026,520)
Net unrealized appreciation (depreciation)	194,028,045
Undistributed ordinary income	1,399,643
Undistributed long-term capital gain	3,665,757
Distributable earnings	5,065,400
Other accumulated gain/(loss)	—
Total accumulated gain/(loss)	$199,093,445

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

SMID Fund

Tax cost of investments	$14,777,736
Unrealized appreciation	1,758,493
Unrealized depreciation	(2,473,918)
Net unrealized appreciation (depreciation)	(715,425)
Undistributed ordinary income	20,207
Undistributed long-term capital gain	—
Distributable earnings	20,207
Other accumulated gain/(loss)	(1,030,152)
Total accumulated gain/(loss)	$(1,725,370)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and deferral of post-October losses.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended December 31, 2020, are as follows:

	Global Equity Fund	SMID Fund
Maximum available credit	$20,000,000	$2,000,000
Largest amount outstanding
on an individual day	—	19,000
Average balance when in use	—	11,250
Credit facility outstanding
as of December 31, 2020	—	—
Average interest rate when in use	—	3.25%

Interest expenses for the six months ended December 31, 2020, are disclosed in the Statements of Operations, if applicable.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2020 (Unaudited), Continued

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (12b-1), and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 – December 31, 2020).

Actual Expenses

The “Actual” line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  The SMID Fund charges a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares within 90 calendar days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.

The following examples include, but are not limited to, investment advisory fees, shareholder servicing fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, each hypothetical line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/20	12/31/20	7/1/2020 – 12/31/2020[1]
Retail Class Actual	$1,000.00	$1,293.90	$7.46
Hypothetical (5% annual
return before taxes)	1,000.00	1,018.70	6.56

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/20	12/31/20	7/1/2020 – 12/31/2020[1]
Institutional Class Actual	$1,000.00	$1,295.50	$5.79
Hypothetical (5% annual
return before taxes)	1,000.00	1,020.16	5.09

SMID Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/20	12/31/20	7/1/2020 – 12/31/2020[2]
Institutional Class Actual	$1,000.00	$1,320.40	$5.73
Hypothetical (5% annual
return before taxes)	1,000.00	1,020.27	4.99

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Retail and Institutional Class shares were 1.29% and 1.00%, respectively, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

[2]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for Institutional Class shares was 0.98% (reflecting fee waivers in effect), multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Trillium Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling 866-209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file monthly portfolio disclosures quarterly with the SEC on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.  These reports are available, free of charge, of the EDGAR database on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is  available without charge, upon request, by calling 866-209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus and annual and semi-annual reports for the Funds.  If you wish to receive individual copies of these documents, please  call us at 866-209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectus, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR  DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1663 Broadway
New York, New York 10019

Fund	Class	Symbol	CUSIP
Trillium	Retail Class	PORTX	742935588
ESG Global Equity Fund	Institutional Class	PORIX	742935356

Trillium
ESG Small/Mid Cap Fund	Institutional Class	TSMDX	74316P785

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)    /s/ Elaine E. Richards
  Elaine E. Richards, President/Principal Executive Officer

Date    March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Elaine E. Richards
  Elaine E. Richards, President/Principal Executive Officer

Date    March 10, 2021

By (Signature and Title)   /s/ Aaron J. Perkovich
 Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    March 9, 2021

* Print the name and title of each signing officer under his or her signature.